Other (Expense)/Income	9 Months Ended
Sep. 30, 2021
Non Operating Expense Income [Line Items]
Other (Expense)/Income
15.	Other (Expense)/Income

	For The Three Months Ended September 30,		For The Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)		(in thousands)
Loss on issuance of Bridge Notes tranche one	$—	$—	$(84,291)	$—
Loss on issuance of Bridge Notes tranche two	—	—	(12,185)	—
Loss on issuance of Bridge Notes Rights Offering	—	—	(3,193)	—
Loss on debt extinguishment of Bridge Notes	(75)	—	(75)	—
Debt issuance costs expensed for debt carried at fair value	—	—	(47,718)	—
Transaction costs associated with derivative liabilities	(291)	—	(291)	—
Other	1	(155)	18	126

	$(365)	$(155)	$(147,735)	$126

In February 2021, Legacy BlackSky issued Bridge Notes in two tranches (Note 13). The first tranche of the Bridge Notes were issued at par to several existing investors at a principal amount of $18.1 million and a fair value of $24.2 million. Additionally, certain investors in the first tranche of Bridge Notes received 11.5 million shares of Legacy BlackSky class A common stock with a fair value of $59.8 million and warrants to purchase 3.9 million shares of Legacy BlackSky class A common stock with a fair value of $18.4 million. The transaction involved investments primarily by the existing Legacy BlackSky investors at that time. Legacy BlackSky, which had an external valuation performed on the Bridge Notes, Legacy BlackSky class A common stock, and Legacy BlackSky warrants, determined that the fair value of the financial instruments issued exceeded the cash proceeds received. Since no unstated rights and/or privileges were identified with the first tranche of the Bridge Notes, Legacy BlackSky recorded a loss on issuance of $84.3 million.
The second tranche of the Bridge Notes were issued at par to several new investors and an existing investor at a principal amount of $40.0 million and a fair value of $52.2 million, resulting in a loss on issuance of $12.2 million.
In June 2021, Legacy BlackSky offered eligible stockholders an opportunity to invest in a portion of the Bridge Notes as part of a rights offering on substantially the same terms as offered to investors in the initial tranche of the Bridge Notes. The aggregate principal amount and fair value of the Bridge Notes issued to the participating shareholders in the rights offering were $0.5 million and $0.6 million, respectively. Additionally, the investors received 0.3 million incentive shares of Legacy BlackSky class A common stock with a fair value of $2.6 million and 51 thousand incentive warrants exercisable for Legacy BlackSky class A common stock with a fair value of $0.5 million. No unstated rights and/or privileges were identified with respect to the Bridge Notes issued in connection with the rights offering, and Legacy BlackSky recorded a loss on issuance of $3 million.
Legacy BlackSky incurred and expensed $47.6 million in debt issuance cost related to the Bridge Notes issued in February 2021 and the modification of existing debt arrangements at that time. These debt issuance costs consisted of 8.5 million shares of Legacy BlackSky class A common stock valued at $43.9 million that were issued to certain guarantors in conjunction with modification of Legacy BlackSky’s SVB line of credit and $3.7 million paid to third-parties in cash. Additionally, the Company incurred $0.1 million in debt issuance costs related to the rights offering, which was expensed.
The debt issuance costs were expensed because the Bridge Notes were being carried on the balance sheet at fair value. The modification of existing debt did not qualify as a troubled debt restructuring nor did it result in the extinguishment of the debt.